First Northwest Bancorp

First Quarter 2021

Investor Presentation

May 2021

About First Northwest Bancorp (FNWB)

FNWB

NASDAQ ticker symbol

N°1

Deposit Market Share in Clallam and Jefferson Counties

- Bank holding company for First Fed, a growing $1.7 billion* asset, community bank headquartered in Port Angeles, Washington
- First Fed is a Washington state-chartered savings bank, founded in 1923
- 13 locations: 8 in Clallam and Jefferson Counties, 2 in Kitsap County, 2 branches in Whatcom County, and 1 in King County
- Full-service community bank offering consumer, mortgage, and commercial solutions leveraging digital delivery channels in our emerging and legacy markets

* All data as of March 31, 2021, unless otherwise specified

Source: Company documents

First Fed

We design and deliver delightful, accessible, and effortless financial solutions by empowering our team members to improve the lives of those we serve.

Mission Statement

Experienced and Deep Leadership Team

Name	Title	Years with the Company	Years of Banking Experience
Matthew P. Deines	President, Chief Executive Officer and Director	1.75	20
Geri Bullard	Executive VP, Chief Financial Officer	1.25	25
Terry Anderson	Executive VP, Chief Credit Officer	3	27
Christopher J. Riffle	Executive VP, Chief Operating Officer and General Counsel	3	14
Derek J. Brown	Executive VP, Chief Human Resources and Marketing Officer	5	20
Kelly Like	Executive VP, Chief Banking Officer	7	20
Randy Riffle	Executive VP, Chief Lending Officer	1	20
Jonathan R. Sparling	Senior VP, Senior Director of Commercial Lending	1	18
Andy Pohlman	Senior VP, Regional Market President	1	19
Stephanie Nicklaus	Senior VP, Senior Credit Administrator	1	18

Board Comprised of Community Leaders with Long Average Tenure

Name	Role	Outside Affiliation	Tenure with the Company
Stephen E. Oliver	Chairman of the Board	Retired – Owned S.E. Oliver, Inc	21 years
Cindy H. Finnie	Vice Chairman of the Board	Retired Executive from Allstate Insurance	9 years
Sherilyn G. Anderson	Director	Chief Financial Officer of Betacom, Inc.	5 months
Dana D. Behar	Director	Owner of Discovery Bay Investments, LLC	6 years
David A. Blake	Director	Chief Operations Officer of Blake Sand and Gravel	16 years
Craig Alan Curtis	Director	Partner, Director of Emerging Building Technologies at Mithun, Inc.	7 years
Matthew P. Deines	Director	President, Chief Executive Officer and Director	19 months
Norman J. Tonina, Jr.	Director	Former Chairman of Fort Worden Public Development Authority	8 years
Jennifer Zaccardo	Director	Treasurer and Tax Partner of Baker, Overby & Moore	10 years

ESG – Creating Value Beyond Banking

Governance Initiatives

- Appointed our third female director in 2020
- Formalized Diversity, Equity and Inclusion (DEI) Policy to increase diversity and social responsibility companywide
- Formalized Environment, Social, and Governance Policy to establish board-level oversight of ESG initiatives companywide

Environmental Responsibility

- Deploying strategies to reduce and reuse waste in our business practices
  - Companywide recycling programs
  - Paper waste reduced by approximately 1,800 pounds
  - Carbon emissions reduced by over 25,000 pounds
  - Water consumption reduced by approximately 32,000 gallons

Workforce Investment

- Initiated an internal DEI team to promote a diverse, equitable, and inclusive work environment for all employees
- Raised companywide minimum wage to $16 per hour
- Committed to emphasis on workforce diversity, with women now representing 35% of senior management team
- Prioritized employee safety and support during the pandemic, including investments and training to allow 88% of our workforce to work remotely . Provided $3.00 per hour increase for hourly employees in March and April 2020, or a one-time $500 bonus for qualifying salaried employees (CEO, EVPs, and SVPs excluded)

Source: Company documents

Overview of Risk Management

Risk Management Governance

- Board and Committee Oversight and Reporting
- Tenured General Counsel oversees Governance and Enterprise Risk Management
- General Counsel reports directly to CEO
- Tenured Chief Credit Officer
- Ownership of Individual Risk Categories by Subject Matter Experts
- Independent Internal Audit Department

Key Governance Items

- Succession Planning
- Related Party Transaction and Insider Loan Tracking
- Audit Findings Tracking and Resolution
- Regulatory Oversight, Exams and Findings

Technology and Cybersecurity

- Core Processing Environment: Fiserv Cleartouch
- Secondary Redundant Data Center
- Use of Windows Cloud and Third-Party Hosted Applications
- Security Information and Event Management System
- Critical Third-Party IT Vendors

Key Operational Risk Management Items

- Third Party Risk Management
- Pandemic Preparedness and Response / Business Continuity / Disaster Recovery
- Fraud Management
- Legal and Regulatory Compliance

Source: Company documents

Recent Developments

- Subordinated Debt Issuance
- Bellevue Branch Purchase
- Brand Refresh
- Fintech Joint Venture

Source: Company documents

Subordinated Debt Issuance

- On March 25, 2021, the Company completed a private placement of $40.0 million of 3.75% fixed-to-floating rate subordinated notes due 2031 (the "Notes") to certain qualified institutional buyers and accredited investors.
- The net proceeds to the Company from the sale of the Notes were approximately $39.3 million after deducting underwriting discounts and offering expenses. The Notes have been structured to qualify as Tier 2 capital for the Company for regulatory capital purposes.
- The Company intends to use the net proceeds of the offering for general corporate purposes and provided $20.0 million to the Bank as Tier 1 capital.

Source: Company documents

Bellevue Branch Purchase

- On March 22, 2021 the Company announced that First Fed has entered into an agreement with Sterling Bank and Trust of Southfield, Michigan to purchase its Bellevue, Washington branch, subject to applicable regulatory approvals and other customary closing conditions.

- The agreement includes the purchase of approximately $77.7 million in deposits as of the announcement date. First Fed expects to close the transaction by the end of the second quarter of 2021.

Source: Company documents

First Fed Brand Refresh

First Federal First Fed

Primary Reasons for Our Name Change:

1. **Familiar**: Our customers and employees already call us "First Fed."
2. **Findable**: Our website is ourfirstfed.com and social media is "ourfirstfed." So, it is easier for people to find us online by searching "first fed."
3. **Differentiator**: Our new name helps us stand out from all the other First Federals in the U.S.
4. **Shorter**: Fits better online, on signs, on swag, everywhere.

Fintech Joint Venture

quin

Vision: Empowering dreams through financial peace of mind.

- Quin Ventures is a joint venture partnership between FNWB and Peace of Mind, Inc. – a combined effort by a community bank and a financial technology company
- The purpose of Quin is to deliver digital-first financial services to improve the financial health of a younger, less financially stable customer base
- Quin will leverage its expertise in data analytics to provide personalized service and a desirable customer experience
- The partnership will drive customer demand for mortgage products and checking accounts, thereby generating low-cost deposits and a diverse revenue stream
- Incentives for Company through venture are closely aligned with our Fintech Partner

Products

Checking Account

Accompanied By:

Credit Card

+

Line of Credit

Initial Suite of Services

Payment Services

Credit Card

Cost Savings

Personalized Recommendations

Overdraft Line of Credit

Successful Payments

Credit Enhancement

Revenue Building Strategy

Fixed monthly fee for initial suite of services

Fees for other services, like Buy Now, Pay Later

Interchange fees

Current Strategic Initiatives

1 Balance Sheet Strategy

- Scale Assets to Improve EPS and ROAE
- Enhance Balance Sheet Mix
- Improve Funding Profile

2 Human Capital

- Hire the Best People
- Empower Them
- Hold them Accountable
- Reward Them

3 Revenue Growth

- Net Interest Income
- Mortgage Revenue
- Payments
- Treasury Management
- Commercial Lending/SBA

4 Digital Channels

- Deposit Account Opening (Terafina)
- Mortgage Production (Blend/Ellie Mae)
- Digital Consumer Lending (Meridian Link)
- Small Business Lending (Sageworks)
- Digital Marketing Program (Salesforce)

Source: Company documents

Substantial Growth Achieved With Similar Asset Mix


BOLI $29,462
2%
Other
$36,975
3%
Cash
$27,657
2%
Investments
$301,500
24%
Q1 2019
Total Assets:
$1,279M
Loans, Net
ALLL
$883,195
69%


BOLI $30,355
2%
Other
$42,746
3%
Cash
$107,164
8%
Investments
$317,520
23%
Q1 2020
Total Assets:
$1,397M
Loans, Net
ALLL
$899,154
64%


BOLI $38,596
2%
Other
$48,492
3%
Cash
$99,271
6%
Investments
$393,495
23%
Q1 2021
Total Assets:
$1,736M
Loans, Net
ALLL
$1,156,439
66%

Source: Company documents; Financial data as March 31, 2021

Securities Portfolio


Corp Debt
10%
MBS
25%
Corp ABS
8%
US Govt ABS
18%
SBA
5%
Munis
34%

Investment Portfolio Characteristics as of March 31, 2021

- Book Value: $390.7 Million
- Market Value $393.5 Million
- Effective Duration: 5.42 years
- Average Life: 6.78 years
- Municipal Securities – Portfolio Ratings:
- Aaa/AAA $27,837M
- Aa1/AA+ $8,578M
- Aa2/AA- $59,744M
- Aa3AA- $28,982M
- A1/A+ $2,139M
- A2/A $4,507M
- 100% available-for-sale securities

Source: Company documents; Financial data as of March 31, 2021

Lending Strategy & Portfolio Composition


C&I 3%
PPP 4%
Other Consumer 3%
Auto 9%
C&D 14%
1-4 Family 28%
2021Q1
Gross Loans:
$1,171M
Multi-Family 14%
Commercial Real Estate 25%

(Dollars in Thousands) Loan Type	3/31/2021 Balance	% Total
1-4 Family	$329,544	28.1%
Commercial Real Estate	$296,826	25.4%
Multi-Family	$162,487	13.9%
C&D	$157,316	13.4%
Auto	$109,960	9.4%
C&I	$35,105	3.0%
PPP	$47,928	4.1%
Other Consumer	$29,176	2.5%
Deferred Fees	$2,363	0.2%
Total Loans	**$1,170,705**	**100.0%**

- Relationship based lending strategy with strong credit culture
- MRQ yield on loans of 4.43%
- Emphasis on community leadership – demonstrated through PPP originations of ~820 loans
- Speculative construction lending totaled just 2.1% of the portfolio as of March 31, 2021
- Approximate 76.1% NOO / 23.9% OO (excluding MF) split

Source: S&P Global Market Intelligence; Financial data as of March 31 2021

Strong Core Deposit Composition


Brokered CDs 7%
Non-Int Checking 21%
Interest Checking 12%
MMDA & Savings 44%
Retail CDs 16%

(Dollars in Thousands)

Deposits Type	3/31/2021 Balance	% Total
MMDA & Savings	$681,438	47.5%
Non-Int. Checking	$296,232	20.6%
Retail CDs	$201,278	14.0%
Interest Checking	$169,910	11.8%
Brokered CDs	$85,949	6.0%
Total Deposits	**$1,434,807**	**100.0%**
Core Deposits	**$1,348,858**	94.0%

- Strong deposit base with "sticky" funding – core deposits of $1.3B, which represents 94.0% of total deposits[1]
- 0.27% cost of deposits for the quarter ending 3/31/2021
- Cost of deposits down 59 basis points since 3/31/2020
- Non-interest bearing deposits grew 77% since 3/31/2021

1| Core deposits defined as total deposits less brokered CDs
Source: S&P Global Market Intelligence; Financial data as of March 31, 2020

Building Revenue



$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
2019Q1
2021Q1
2021Q12
$9,600
$9,407
$13,483
$401
$395
$455
$132
$398
$1,367
Net Interest Income
Interchange Income
Mortgage Revenue



Net Interest Income 88.5%
Non-interest Income 11.5%
Q1 2019
Net Interest Income 80.2%
Non-interest Income 19.8%
Q1 2020
Net Interest Income 83.3%
Non-interest Income 16.7%
Q1 2021

Total Operating Revenue: $10.9M

Total Operating Revenue: $11.7M

Total Operating Revenue: $16.2M

Source: Company documents; Financial data as of March 31, 2021

1Q 2021 Financial Highlights

- First quarter net income was $3.1 million, compared to $3.8 million in the preceding quarter and $873,000 in the year ago quarter. Diluted earnings per share was $0.34, compared to $0.41 per share in the preceding quarter and $0.09 per share in the first quarter a year ago.
- Loans receivable increased 1.3% to $1.16 billion at March 31, 2021, compared to $1.14 billion at December 31, 2020, and increased 28.6% compared to $899.2 million a year ago, primarily due to growth in commercial real estate and commercial business loans, including PPP loans.
- Deposits increased 7.6% during the quarter and increased 34.9% from one year prior, to $1.43 billion at March 31, 2021, due to successful organic and wholesale deposit-gathering strategies, including significant growth in noninterest-bearing deposits, which increased 76.8% in the last twelve months. The cost of deposits for the first quarter decreased to 0.27% from 0.33% for fourth quarter 2020 and 0.85% in the first quarter of 2020.
- Gain on sale of mortgage loans was $1.3 million for the first quarter compared to $2.3 million in the previous quarter and $383,000 in the first quarter of 2020, reflecting a modest slowdown in activity from the fourth quarter of 2020 and strong year-over-year quarterly mortgage originations, including refinance activity.
- During the first quarter, the Company repurchased 135,837 shares of common stock at an average price of $15.89 per share for a total of $2.2 million, leaving 872,030 shares remaining under the 2020 Stock Repurchase Plan approved in October 2020.

Strong, Consistent Historical Profitability

Trailing Twelve Month Net Income ($M)


5,157.0
4,297.0
7,789.0
7,680.0
12,587.0
2017 TTM Q1
2018 TTM Q1
2019 TTM Q1
2020 TTM Q1
2021 TTM Q1

Trailing Twelve Month ROAA (%)


0.50
0.37
0.63
0.61
0.82
2017 TTM Q1
2018 TTM Q1
2019 TTM Q1
2020 TTM Q1
2021 TTM Q1

Trailing Twelve Month Efficiency Ratio (%)


80
81
75
78
72
2017 TTM Q1
2018 TTM Q1
2019 TTM Q1
2020 TTM Q1
2021 TTM Q1

Trailing Twelve Month Net Interest Margin (%)


3.09
3.19
3.19
3.15
3.33
2017 TTM Q1
2018 TTM Q1
2019 TTM Q1
2020 TTM Q1
2021 TTM Q1

Source: S&P Global Market Intelligence; Financial data as of March 31, 2021

Net Interest Income and Margin



$11,500
$10,500
$9,500
$8,500
$7,500
$6,500
3.60%
3.50%
3.40%
3.30%
3.20%
3.10%
3.00%
2.90%
3.19%
3.16%
3.10%
3.17%
3.14%
3.11%
3.10%
3.36%
3.46%
3.48%
4Q 2018
1Q 2019
2Q 2019
3Q 2019
4Q 2019
1Q 2020
2Q 2020
3Q 2020
4Q 2020
1Q 2021
$ in thousands
Net Interest Income
Net Interest Margin

Source: S&P Global Market Intelligence; Company Documents

Balance Sheet Growth

Total Assets ($M)

CAGR[1]: 11.8%



$995
$1,081
$1,190
$1,278
$1,445
$48
$1,736
$48
2016Q1
2017Q1
2018Q1
2019Q1
2020Q1
2021Q1

Total Loans and Leases ($M)

Actual (Ex. PPP)
PPP Loans

CAGR[1]: 15.0%



$574
$706
$799
$883
$947
$48
$1,156
$48
2016Q1
2017Q1
2018Q1
2019Q1
2020Q1
2021Q1

Total Deposits ($M)

CAGR[1]: 13.4%



Loan / Deposit (%)
$710
81%
$808
$881
$953
$1,064
85%
$1,334
87%
94%
92%
90%
88%
86%
84%
82%
80%
78%
76%
74%
2016Q1
2017Q1
2018Q1
2019Q1
2020Q1
2021Q1

Total Equity ($M)



$191
$179
$174
$173
$167
$182
2016Q1
2017Q1
2018Q1
2019Q1
2020Q1
2021Q1

1) CAGR calculated from 2016Y to 2021Y
Source: S&P Global Market Intelligence; Financial data as of March 31, 2020

Leading Deposit Market Share

Clallam County, WA

Rank	Institution (ST)	# Branches	Deposits ($M)	Market Share (%)
1	First Northwest Bancorp (WA)	5	843	36.7
2	Sound Financial Bancorp Inc. (WA)	3	391	17.0
3	FS Bancorp Inc. (WA)	2	184	8.0
4	Umpqua Holdings Corp. (OR)	2	176	7.6
5	JPMorgan Chase & Co. (NY)	2	162	7.1
6	Wells Fargo & Co. (CA)	1	157	6.8
7	U.S. Bancorp (MN)	2	139	6.0
8	KeyCorp (OH)	2	104	4.5
9	Olympic Bancorp Inc. (WA)	2	89	3.9
10	Washington Federal Inc. (WA)	1	55	2.4
	Total For Institutions In Market	22	2,298	

Whatcom County, WA

Rank	Institution (ST)	# Branches	Deposits ($M)	Market Share (%)
1	Peoples Bancorp (WA)	9	1,161	23.4
2	Bank of America Corporation (NC)	2	600	12.1
3	U.S. Bancorp (MN)	5	479	9.7
4	Washington Federal Inc. (WA)	7	456	9.2
5	Wells Fargo & Co. (CA)	2	400	8.1
6	JPMorgan Chase & Co. (NY)	4	395	8.0
7	Banner Corp. (WA)	5	379	7.6
8	KeyCorp (OH)	5	301	6.1
9	Pacific Financial Corp. (WA)	3	218	4.4
10	Heritage Financial Corp. (WA)	2	195	3.9
11	First Northwest Bancorp (WA)	2	86	1.7
	Total For Institutions In Market	51	4,959	

Jefferson County, WA

Rank	Institution (ST)	# Branches	Deposits ($M)	Market Share (%)
1	First Northwest Bancorp (WA)	1	159	22.9
2	FS Bancorp Inc. (WA)	2	132	19.0
3	Olympic Bancorp Inc. (WA)	2	125	18.0
4	JPMorgan Chase & Co. (NY)	1	79	11.4
5	U.S. Bancorp (MN)	2	77	11.1
6	Wells Fargo & Co. (CA)	1	69	9.9
7	Sound Financial Bancorp Inc. (WA)	1	53	7.6
	Total For Institutions In Market	10	694	

Kitsap County, WA

Rank	Institution (ST)	# Branches	Deposits ($M)	Market Share (%)
1	Bank of America Corporation (NC)	5	928	23.8
2	Olympic Bancorp Inc. (WA)	11	784	20.1
3	JPMorgan Chase & Co. (NY)	5	573	14.7
4	Wells Fargo & Co. (CA)	5	413	10.6
5	Columbia Banking System Inc. (WA)	6	321	8.2
6	KeyCorp (OH)	5	167	4.3
7	U.S. Bancorp (MN)	4	148	3.8
8	Liberty Northwest Bncp Inc (WA)	1	128	3.3
9	Mitsubishi UFJ Financial	1	102	2.6
10	First Northwest Bancorp (WA)	2	94	2.4
	Total For Institutions In Market	53	3,904	

Note: Deposit data as of June 30, 2020
Source: S&P Global Market Intelligence; FDIC

Historically Strong Asset Quality

NPAs / Assets (%)

Texas Ratio
2021Q1: 1.08%


0.40
0.20
0.50
0.41
0.20
0.10
2016Q1
2017Q1
2018Q1
2019Q1
2020Q1
2021Q1

Loan Loss Reserve / Total Loans (%)

ALLL/Total Loans (Ex. PPP)
2021Q1: 1.27%


1.20
1.20
1.10
1.08
1.20
1.20
2016Q1
2017Q1
2018Q1
2019Q1
2020Q1
2021Q1

NCOs / Avg. Loans (%)


0.00
0.00
0.00
0.07
0.00
0.00
2016Q1
2017Q1
2018Q1
2019Q1
2020Q1
2021Q1

- Growth focused on low-risk asset classes such as Multi-Family
- Use of enhanced underwriting throughout the COVID-19 pandemic
- Portfolio Stress Tests indicate minimal losses
- Loans Past Due/Total Loans 0.13% as of March 31, 2021 - no commercial loans past due

Source: S&P Global Market Intelligence; Financial data as of March 31, 2020

Returning Capital to Shareholders

Status of Share Repurchase Program

- On October 28, 2020, the Company announced that its Board of Directors had authorized the repurchase and retirement of up to an additional ~1 million shares of its common stock, or 10% of the outstanding shares at that time
- As of March 31, 2021, the Company had repurchased 135,837 shares of common stock at an average price of $15.89 per share for a total cost of $2.5 million

Dividend History

- The Company has paid a consistent quarterly cash dividend since the fourth quarter of 2018
- Current quarterly cash dividend of $0.06 per share


$0.03
$0.03
$0.05
$0.06
2018Q4
2019Q1
2020Q1
2021Q1

Source: Company documents; Financial data as of March 31, 2021

Bank Level Capital Ratios

TCE / TA (%)


13.2
11.9
11.1
11.4
10.1
10.5
2016Y
2017Y
2018Y
2019Y
2020Y
2021Q1

Leverage Ratio (%)


13.4
12.5
11.5
12.2
10.3
11.2
2016Y
2017Y
2018Y
2019Y
2020Y
2021Q1

Tier 1 Capital Ratio (%)


20.9
19.0
18.2
18.7
14.6
15.1
2016Y
2017Y
2018Y
2019Y
2020Y
2021Q1

Total RBC Ratio (%)


20.9
19.1
18.2
18.7
14.6
16.3
2016Y
2017Y
2018Y
2019Y
2020Y
2021Q1

Capital Metrics

Tangible Book Value Per Share


$18.50
$18.00
$17.50
$17.00
$16.50
$16.00
$15.50
$15.00
$14.50
$16.48
$16.02
$17.07
$17.48
$18.20
$17.86
4Q 2019
1Q 2020
2Q 2020
3Q 2020
4Q 2020
Q1 2021

Tangible Common Equity Ratio


15.0%
14.0%
13.0%
12.0%
11.0%
10.0%
9.0%
14.4%
13.8%
12.6%
11.9%
11.5%
11.1%
4Q 2019
1Q 2020
2Q 2020
3Q 2020
4Q 2020
1Q 2021

Consolidated Historical Balance Sheet

	For the Quarter Ending				
	2020Q1	2020Q2	2020Q3	2020Q4	2021Q1
Assets ($000)					
Total Cash and Cash Equivalents	107,164	49,588	52,079	65,155	99,271
Available for Sale Securities	317,520	364,273	369,111	364,296	393,495
Held to Maturity Securities	-	-	-	-	-
Other Securities	7,581	6,074	5,944	5,977	3,977
Total Cash & Securities	**432,265**	**419,935**	**427,134**	**435,428**	**496,763**
Gross Loans Held for Investment	909,984	998,460	1,074,424	1,155,816	1,170,704
Loan Loss Reserve	(10,830)	(12,109)	(13,007)	(13,847)	(14,265)
Loans Held for Sale	4,531	3,111	4,754	3,753	4,037
Total Net Loans	**903,685**	**989,462**	**1,066,171**	**1,145,722**	**1,160,476**
Real Estate Owned and Held for Investment	62	62	-	-	-
Total Servicing Rights	843	1,098	1,545	2,120	2,309
Fixed Assets	14,231	14,188	14,737	14,785	14,795
Bank-owned Life Insurance	30,355	37,482	38,104	38,353	38,596
Total Other Assets	15,498	16,632	16,979	17,941	23,354
Total Assets	**1,396,939**	**1,478,859**	**1,564,670**	**1,654,349**	**1,736,293**
Liabilities ($000)					
Non-Interest Bearing	167,530	205,597	236,007	274,930	296,232
Interest Bearing	896,375	964,728	1,018,449	1,058,587	1,138,575
Total Deposits	**1,063,905**	**1,170,325**	**1,254,456**	**1,333,517**	**1,434,807**
FHLB Borrowings	150,021	112,379	109,150	109,977	50,000
Subordinated Debt					39,310
Total Other Liabilities	12,294	15,767	16,146	24,472	30,078
Total Liabilities	**1,229,788**	**1,302,544**	**1,384,002**	**1,467,966**	**1,554,195**
Equity ($000)					
Total Equity	**167,151**	**176,315**	**180,668**	**186,383**	**182,098**
Total Liabilities and Equity	**1,396,939**	**1,478,859**	**1,564,670**	**1,654,349**	**1,736,293**

Source: S&P Global Market Intelligence; Financial data as of December 31, 2020

Consolidated Historical Income Statement

	For the Quarters Ending,				
	2020Q1	2020Q2	2020Q3	2020Q4	2021Q1
Net Interest Income	**9,407**	**10,113**	**11,761**	**12,677**	**13,483**
Provision for Loan Losses	**1,266**	**1,500**	**1,350**	**930**	**500**
Loan and Deposit Fees	881	765	868	940	837
Mortgage Servicing Fees, Net	15	(172)	148	147	30
Net Gain on Sale of Loans	383	2,002	1,725	2,324	1,337
Net Gain on Sale of Investments	77	836	969	912	0
Bank-Owned life Insurance, Net	328	627	622	248	244
Other	634	52	449	67	256
Total Noninterest Income	**2,318**	**4,110**	**4,781**	**4,638**	**2,704**
Compensation & Benefits	5,361	5,966	6,070	7,193	7,295
Other	4,021	4,318	4,011	4,526	4,799
Total Noninterest Expense	**9,382**	**10,284**	**10,081**	**11,719**	**12,094**
Net Income before Taxes	**1,077**	**2,439**	**5,111**	**4,666**	**3,593**
Provision for Taxes	205	463	1,436	850	473
Net Income	**872**	**1,976**	**3,675**	**3,816**	**3,120**

Source: S&P Global Market Intelligence; Financial data as of December 31, 2020

COVID – 19 Related Loan Deferrals By Industry

Loan Deferral Trends

($ in Thousands)


$149,542
$128,420
$4,230
$2,349
$8,067
Apr-20
May-20
Jun-20
Jul-20
Aug-20
Sep-20
Oct-20
Nov-20
Dec-20
Jan-21
Feb-21
Mar-21
Apr-21

- Management was proactive with customers at the onset of the
- COVID – 19 crisis and granted short-term payment deferrals to those requesting financial assistance
  - Commercial loan deferral requests were granted a six month period
  - Residential and Consumer loan deferral requests were granted a 60 – 90 day period
- Peak deferrals represented approximately $159 million or ~15% of total loans
- As of April 5, 2021 loans still on deferral represented ~0.69% of the total loan portfolio

Limited COVID-19 At-Risk Industry Exposure

($ in Thousands)

Financial Data as of February 8, 2021

	On 1st Deferral		On 2nd Deferral		Total Active Deferrals			Total Back on Payment	
	$ Balance	Count	$ Balance	Count	$ Balance	% of Total Loans	Count	$ Balance	Count
Commercial	$918	1	$7,122	2	$8,040	0.7%	3	$142,211	83
Residential Mortgage	$516	4	$308	1	$824	0.1%	5	$11,594	48
Consumer	$160	11	–	0	$160	0.0%	11	$8,587	215
Total	**$1,594**	**16**	**$7,430**	**3**	**$9,024**	**0.8%**	**19**	**$162,391**	**346**

Source: Company documents

Limited COVID – 19 At-Risk Industry Exposure

Limited COVID-19 At-Risk Industry Exposure

($ in Thousands)

	Outstanding Balance	% of Total Loans
Accommodation and Food Services	$47,450	4.1%
Healthcare and Social Assistance	$15,510	1.3%
Retail Trade	$14,758	1.3%
Wholesale Trade	$5,989	0.5%
Manufacturing	$4,060	0.3%
Total	**$87,767**	**7.5%**

None of the Loan Balances Within "At-Risk" Industries Are Currently on Deferral

Source: S&P Global Market Intelligence; Financial data as of December 31, 2020

Experienced, but #YOUNG, Management Team



Matt Deines, 47

President and CEO

President & CEO of the Bank since August 2019, and President & CEO of the Company since December 2019. Former EVP/CFO of Liberty Bank and SFBC. Nearly 20 years of banking experience (U of Washington MBA, CPA inactive)



Terry Anderson, 52

EVP/Chief Credit Officer

Chief Credit Officer since 2018. Formerly Chief Credit Officer for South Sound Bank Over 20 years banking experience (MBA, PCBS Graduate)



Derek Brown, 50

EVP/Chief HR & Marketing Officer

Chief HR and Marketing Officer since 2015. Over 20 years of banking experience including as an HR and business leader with Citibank (MBA, PCBS Graduate)



Geri Bullard, 56

EVP/Chief Financial Officer

Chief Financial Officer since 2020. Former Bank Examiner with over 25 years of financial experience as CFO and Controller (CPA, PCBS Graduate)

Experienced, but #YOUNG, Management Team



Kelly Liske, 44

EVP/Chief Banking Officer

Chief Banking Officer since 2013
Over 20 years of banking experience, including 14 years with FF (PCBS Graduate)



Chris Riffle, 45

EVP/Chief Operating Officer Corp. Counsel/Corp. Secretary

General Counsel and Corporate Secretary since 2017, and Chief Operating Officer since 2018. More than 13 years practicing law, and representing First Fed as outside counsel since 2009 (JD, currently attending PCBS)



Randy Riffle, 45

EVP/Chief Lending Officer

Chief Lending Officer since 2020. Formerly worked for Key Bank and as EVP/CCO of FFNW. Over 20 years of Community Banking Sales and Credit experience (PCBS Graduate)

Market Footprint

13 locations:

- 8 in Clallam and Jefferson Counties
- 2 in Kitsap County
- 2 in Whatcom County (+1 in August 2021)
- 1 in King County (+1 in June 2021)



- ● Branches
- ○ ITMs
- ◑ Lending Center
- ● Coming Soon

Thank you

Contact

Matt Deines
President and CEO
matt.deines@ourfirstfed.com

Geri Bullard
EVP/CFO
geri.bullard@ourfirstfed.com